LOCKHEED MARTIN

PURCHASE ORDER # 96996

This number must appear on labels, packing list, correspondence, and with this order.

Order Date: 11/27/02

Vendor:
NOVINT TECHNOLOGIES
4900 CUTTING AVE. NW

ALBUQUERQUE N 87114
USA Phone: [redacted]

Ship To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
1700 US Hwy. 1
Riviera Beach, FL 33404
USA

Page	1 of 1	Change	REVISED
Vendor #	4094	Terms	NET 10 DAYS
Ship Via	NA	FOB	NA
Requisitioned by	[redacted]		
Buyer:			
Telephone:			
Fax Number:			

REVISED

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

COMMENTS:

PERSCM/RIN MISSION PLANNING/ANALYSIS/EVALUATION SOFTWARE
PROJECT PROPOSAL PHASE 2
REVISION 30 OCTOBER 02
CHANGE 01 DATED 12/4/02. INCREASE FUNDING TO 31000.00

Item	Qty.	UOM	Part Number/Description	Due Date	Taxable	Whse	Unit Price	Extended Price
001	1.00	LT	DEVELOPMENT OF SOFTWARE FOR AUV MISSION PLANNING AND EVALUATION (PHASE II)	02/01/03	NO	10	$31,000.00	$31,000.00

Job #: 176A
WBS #: 440000
W.O. #:
Acct. #: 10222100021

RECEIPT INSPECTION REQ'D

PURCHASE ORDER TOTAL $31,000.00

Bill To:
LOCKHEED MARTIN
PERRY TECHNOLOGIES
Accounts Payable
100 East 17th Street
Riviera Beach, FL 33404

[redacted]

BUYER Q.C APPROVED APPROVED

TERMS AND CONDITIONS ARE AS PER LOCKHEED MARTIN PERRY TECHNOLOGIES PUBLISHED LETTER SENT TO ALL SUPPLIES. COPIES ARE AVAILABLE UPON REQUEST

All material, paperwork, workmanship and traceability are subject to our inspection and acceptance. Perry Technologies is an Equal Opportunity Employer

Tax Exempt No: [illegible]

ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE:	ITEM #	EXCEPTION:	QTY:	Q.C.:	DATE: